                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Amendment No. 1 to Form S-3 (No. 333-72291) and the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-65977, 333-65979, 333-65981, 333-65983,
333-65985, 333-69253) of our report dated February 15, 1999 appearing on page 61 of this Form 10-K/A.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 11, 1999